Exhibit 10.34

The following is a fair and accurate English translation of the original contract.

                                    AGREEMENT

                                     between

                                   Swisscom AG
                         represented by Network Services
                          Viktoriastrasse 21, 3050 Bern

                   (in the following referred to as Swisscom)

                                       and

                           STARFON Telecom Services AG
                               Dachslernstrasse 67
                                    Postfach
                                   8048 Zurich

                    (in the following referred to as STARFON)

                                   concerning

              the Joining of Telecommunication Systems and Services

Preamble

1.    Integral Parts of this Contract

1.1   Present Contractual Document

1.2 Terms and Conditions of Business of Swisscom for the Joining of Telecommunication Systems and Services (in the following referred to as Terms and Conditions of Business, Version 2.0 dated 30.4.1998)

1.3 Standard Service Descriptions (incl. possible Appendices) for the following services of the parties: (Please tick services agreed)

      Swisscom:

      --------------------------------------------------------------------------
      Swisscom Network to Provider of       Swisscom PSTN International Access
      Telecommunications Services           Service (Version 1.4 dated
      Network                               7.08.1998)
      Joining Service (Version 2.0 dated    Swisscom ISDN International
      30.4.1998)                            Access Service (Version 1.4 dated
                                            7.08.1998)
      --------------------------------------------------------------------------
      Swisscom PSTN Interconnection
      Terminating Service (Version 2.0
      dated 30.4.1998)
      --------------------------------------------------------------------------
      Swisscom PSTN to Selected Carrier
      (Provider of Telecommunication
      Services)
      Service (Version 2.0 dated
      30.4.1998)
      --------------------------------------------------------------------------
      Swisscom PSTN Emergency Services
      Access (Version 2.0 dated
      30.4.1998)
      --------------------------------------------------------------------------
      Swisscom PSTN National Directory
      Enquiry Access Service (Version 2.0
      dated 30.4.1998)
      --------------------------------------------------------------------------
      Swisscom to PTS 0800 Access Service
      (Version 2.0 dated 1.7.1998)
      --------------------------------------------------------------------------
      Swisscom Transit Access Service
      (Version 2.1 dated 22.7.1998)
      --------------------------------------------------------------------------

1.4 Standard Manual of Technical Specifications (Version 2.0 dated 30.4.1998) incl. possible Appendix

1.5 Standard Manual of Operational Procedures (Version 2.1 dated 17.8.1998) incl. possible Appendix

1.6 Standard Manual of Accounting & Billing (Version 1.0 dated 20.1.1998) incl. possible Appendix

1.7   Standard Manual of Definitions (Version 2.0 dated 30.4.1998)

2.    Special Agreements According to Terms and Conditions of Business

2.1 Contact Addresses (according to Paragraph 3.8 of Terms and Conditions of Business)

      Subject to specially designated contact addresses in other integral parts of the contract, the parties shall communicate via the following contact addresses:

      Swisscom AG
      NWS-NWP-3 (Carrier Services)
      Viktoriastrasse 21
      Bern
      Telephone 031/342 93 74, fax 031 / 342 92 53

      STARFON Telecom Services AG
      Mr. Andreas Popovici, Director
      Dachslernstr. 67, Postfach
      8048 Zurich
      Telephone 01/438 88 00, fax 01/438 88 01

2.2 Costs of Interoperability Test (Paragraph 4.6 of Terms and Conditions of Business)

      The network acceptance test listed in the following is performed once per PTS switch type. On the other hand, network implementation and ISUP confidence tests are performed per signalling connection, i.e. between all signalling point codes opposite each other in the networks to be connected and between which one or several signalling links are installed (per AP/POP).

      The following prices are charged once and are listed excluding VAT.

      --------------------------------------------------------------------------
                              Description
      --------------------------------------------------------------------------
      Network Acceptance      Planned time frame = 4 weeks         CHF28,000.--
      Test
                              (Level 4, Q. 748.1 and level 4
      (once per PTS and       Q.788)
      switch type)
      --------------------------------------------------------------------------
      Network                 Planned time frame = 1 week          CHF 7,000.--
      Implementation Test
                              (Level 1, G.821; levels 2, 3 and 4
      (once per AP/POP)       Q.781; Q.782 and Q.788 reduced)
      --------------------------------------------------------------------------
      ISUP Confidence         Planned time frame = 1 week          CHF 7,000.--
      Test
                              (Live traffic tests after putting
      (once per AP/POP)       the link into service)
      --------------------------------------------------------------------------
      Test documentation      Delivery after completion of tests   CHF 6,800.--
      --------------------------------------------------------------------------


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

      --------------------------------------------------------------------------
      Extra cost per day      These extra costs will be charged    CHF 1,680.--
      and person              as accrued if the above mentioned    per day and
                              planned time frames cannot be held.  person
      --------------------------------------------------------------------------

2.3 Costs and Rebates for Set-up Work (Paragraph 4.7 of Terms and Conditions of Business)

      Rebate

      When one of the services of Swisscom, except the Swisscom Network Joining Service, the costs of the interoperability tests as well as the costs of the numbering and metering set-up is entered - sorted - at the dates listed below (valid as from 1.1.98), a rebate of 25% on the installation charges is granted.

      Rebate at the following dates

      ------------------------------------------------
          Entry deadline         Implemented up to
      ------------------------------------------------
               31.1.                   31.3
      ------------------------------------------------
               31.3                    31.5
      ------------------------------------------------
               31.5                    31.7
      ------------------------------------------------
               31.7                    30.9.
      ------------------------------------------------
               30.9.                  30.11.
      ------------------------------------------------
              30.11.                   31.1.
      ------------------------------------------------

2.4   Public holidays

      The same time periods and tariffs as on Sundays are valid on the following public holidays:

      January 1 and 2, Good Friday, Easter Monday, Ascension Day, Whit Monday, August 1, December 25 and 26.

2.5   Special Long-Distance Dialling Codes

      The long-distance dialling codes 051 and 075 are offered by Swisscom at the national tariff subject to withdrawal.

2.6   Swisscom Help Desk Number

      The Swisscom Help Desk Number is 033 224 28 24.

2.7   Designations

      When PTS (Provider of Telecommunication Services) is mentioned in this contract in the individual integral parts of the contract , STARFON is referred to.

3.    Supplements to / Deviations from the Terms and Conditions of Business

      Paragraph 6 of the Terms and Conditions of Business is supplemented as follows:

      6.8 Swisscom is entitled to demand advance payment or a security should Swisscom have substantiated doubts whether the other party meets the Terms and Conditions of Payment according to the contact.

      6.9 If the other party does not make an advance payment or does not provide a security, Swisscom is entitled to cease the provision of


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

its services and annul the contract without notice and without compensation. The same regulation applies in case of insolvency or adjudication of bankruptcy when the other party or the receivership does not provide a security for the payment of future invoices.

      6.10 Swisscom waives the security when it has the guarantee that the other party will comply with the conditions of payment according to the contract. Securities in the form of a cash deposit shall bear interest according to the market rates.

      6.11 Swisscom is entitled to set off accounts receivable from the other party with its security.

4.    Entry into Force and Official Copies

4.1   This contract enters into force when signed.

4.2 This contract is made out in two official copies. Each party to the contract receives one copy.

Bern, August 21, 1998                     Bern, August 21, 1998

For                                       For
Swisscom AG                               STARFON Telecom Services AG
Network Services


/s/ Heinz Rohrbach                        /s/ U. Ernst


/s/ Gerd Otten                            /s/ A. Popovici


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